EXHIBIT 99.1
                                 ------------

                     Mortgage Pass-Through Trust 2004-HYB3



                            Computational Materials



                        [GRAPHIC OMITTED]Countrywide(R)



                          $300,964,000 (Approximate)




                                  CWMBS, Inc.
                                   Depositor


                      Belvedere Trust Finance Corporation
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                                 Lead Manager

[GRAPHIC OMITTED]Countrywide(R)                     Computational Materials for
Securities Corporation                    Mortgage Pass-Through Trust 2004-HYB3
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide(R)                     Computational Materials for
Securities Corporation                    Mortgage Pass-Through Trust 2004-HYB3
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------






Preliminary Term Sheet                                                  Date Prepared: May 5, 2004

                                Mortgage Pass-Through Trust 2004-HYB3
                       $300,964,000 (Approximate, Subject to +/- 10% Variance)
                                    Publicly Offered Certificates
                                First Lien Residential Mortgage Loans
=================================================================================================
          Principal           WAL (Yrs)    Interest                                Expected
          Amount ($)          ("Call"        Rate     Collateral       Tranche     Ratings
   Class  (Approx.)(1)      (2)(3)/Mat)      Type        Type           Type      Moody's/S&P
  -----  ---------          ------------    -----      ---------   ------------   -----------
   1-A     124,065,000      1.86 / 3.15     WAC (4)     Mixed          Senior      Aaa/AAA
   2-A     144,564,000      2.54 / 3.26     WAC (4)     Mixed          Senior      Aaa/AAA
   3-A     32,335,000       Not Offered     WAC (4)     Mixed          Senior      Aaa/AAA
-------------------------------------------------------------------------------------------------
    M               Not Offered             WAC (5)     Mixed         Mezzanine      Aa2/AA
-------------------------------------------------------------------------------------------------
   B-1              Not Offered             WAC (5)     Mixed        Subordinate      A2/A
-------------------------------------------------------------------------------------------------
   B-2              Not Offered             WAC (5)     Mixed        Subordinate    Baa2/BBB
-------------------------------------------------------------------------------------------------
   B-3               Privately              WAC (5)     Mixed        Subordinate     NR/BB
-------------------------------------------------------------------------------------------------
   B-4                Placed                WAC (5)     Mixed        Subordinate      NR/B
-------------------------------------------------------------------------------------------------
   B-5             Certificates             WAC (5)     Mixed        Subordinate     NR/NR
=================================================================================================
  Total:      $300,964,000(6)



(1) The Certificates (as described herein) are collateralized by adjustable rate, first-lien residential mortgage loans which have an initial fixed rate period of three or five years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide approximately [3.50- 4.75]% subordination to the Senior Certificates as of the Cut-off Date.

(2) The WAL to "the Call" on the Class 1-A, Class 2-A, and Class 3-A Certificates are shown to the related Wavg Roll Date at a pricing speed of 25% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination as described herein.

(4) The Certificate Interest Rate for the Class 1-A, Class 2-A and Class 3-A Certificates, respectively, will be equal to the Net WAC (as defined herein) of the Group I, Group II and Group III Mortgage Loans, respectively.

(5) The Certificate Interest Rate for the Subordinate Certificates will be equal to the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate components).

(6) Does not include the Class 3-A, Class M, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificate balances.

Depositor:               CWMBS, Inc.

Seller:                  Belvedere Trust Finance Corporation.

Master Servicer:         Countrywide Home Loans Servicing LP.

Primary Servicers:       As of the Sample Pool Calculation Date, it is
                         expected that Washington Mutual Bank, FA and ABN AMRO
                         Mortgage Group, Inc.will directly service the Group I
                         Mortgage Loans, Countrywide Home Loans Servicing LP will directly service the Group II Mortgage Loans, and Washington Mutual Bank, FA will directly service the Group III Mortgage Loans.

Lead Underwriter:        Countrywide Securities Corporation.

Trustee:                 The Bank of New York.



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide(R)                     Computational Materials for
Securities Corporation                    Mortgage Pass-Through Trust 2004-HYB3
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Rating Agencies:         Moody's and Standard & Poor's are expected to provide
                         ratings on the Class 1-A, Class 2-A, Class 3-A, Class
                         M, Class B-1 and Class B-2 Certificates. Standard and
                         Poor's is expected to provide ratings on the Class
                         B-3 and Class B-4 Certificates. The Class B-5
                         Certificates will not be rated.

Sample Pool
Calculation Date:        May 1, 2004. All references herein to principal
                         balances as of such date give effect to the application of scheduled payments due on or before May 1, 2004, which payments were applied to the actual balances of the Mortgage Loans as of various recent dates.

Cut-off Date:            May 1, 2004.

Closing Date:            On or about May [28], 2004.

Pricing Date:            On or about May [7], 2004.

Settlement Date:         On or about May [28], 2004.

Master Servicer
Remittance Date:         The 19th of each month (or if such day is not a
                         business day, the next succeeding business day), commencing in June 2004.

Distribution Date:       The business day immediately following the Master
                         Servicer Remittance Date, commencing in June 2004.

Certificates:            The "Senior Certificates" will consist of (i) the
                         Class 1-A Certificates (the "Group I Certificates"),
                         (ii) the Class 2-A Certificates (the "Group II
                         Certificates") and (iii) the Class 3-A Certificates
                         (the "Group III Certificates").

                         The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Class 1-A, Class 2-A, Class 3-A, Class M, Class B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") are being offered publicly.

                         Generally, each Group of Senior Certificates will receive principal and interest from the related Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:            The Offered Certificates will be made available in
                         book-entry form through DTC.

Federal Tax Treatment:   It is anticipated that the Offered Certificates will
                         be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:       The Offered Certificates are expected to be ERISA
                         eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.


-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[GRAPHIC OMITTED]Countrywide(R)                     Computational Materials for
Securities Corporation                    Mortgage Pass-Through Trust 2004-HYB3
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

SMMEA Treatment:         The Senior Certificates and the Class M
                         Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:    The terms of the transaction allow for a termination
                         of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Mortgage Loans:          The aggregate principal balance of the Mortgage Loans
                         as of the Sample Pool Calculation Date is approximately $314,321,682.59. All the Mortgage Loans are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                         The collateral tables included in these Computational Materials as Appendix A represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date. It is expected that (a) additional Mortgage Loans will be delivered to the Trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. See the attached Collateral Tables attached hereto as Appendix A.

                         With respect to each Loan Group, the final pool of Mortgage Loans will be different from the Sample Pool, although the characteristics of such final pool are not expected to differ materially from those of the Sample Pool.

Group I
Mortgage Loans:          The aggregate principal balance of the Group I
                         Mortgage Loans as of the Sample Pool Calculation Date is approximately $129,571,747.63. The Group I
                         Mortgage Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust annually based on the one-year CMT index or one-year LIBOR index.

Group II
Mortgage Loans:          The aggregate principal balance of the Group II
                         Mortgage Loans as of the Sample Pool Calculation Date is approximately $150,980,206.96. The Group II
                         Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust annually based on the one-year LIBOR index.

Group III
Mortgage Loans:          The aggregate principal balance of the Group III
                         Mortgage Loans as of the Sample Pool Calculation Date is approximately $33,769,728.00. The Group III
                         Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust annually based on the one-year CMT index.

Wavg Roll Date:          The "Wavg Roll Date" for the Group I, Group II, and
                         Group III Mortgage Loans (collectively, the "Mortgage
                         Loans") is the Distribution Date in March 2007, April
                         2009, and April 2009 respectively.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide(R)                     Computational Materials for
Securities Corporation                    Mortgage Pass-Through Trust 2004-HYB3
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Expense Fee Rate:        The "Expense Fee Rate" is comprised of primary
                         servicing fees, lender paid mortgage insurance premiums and the trustee fees, each as applicable.
                         The weighted average Expense Fee Rate will be equal to approximately (a) with respect to a Mortgage Loan and any period prior to the initial interest rate adjustment for that Mortgage Loan, 0.385%, 0.609%, and 0.385% for Loan Group I, Loan Group II, and Loan
                         Group III respectively and (b) thereafter, 0.385%,
                         0.638%, and 0.385% for Loan Group I, Loan Group II, and Loan Group III respectively.

Net WAC: The "Net WAC," with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Accrued Interest:        The price to be paid for the Offered Certificates by
                         investors who elect to settle bonds on the Settlement
                         Date will include accrued interest from the Cut-off
                         Date up to, but not including, the Settlement Date.
                         Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period: The interest accrual period with respect to all the
                         Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         credit enhancement information shown below is subject to final rating agency approval. The structuring assumptions contained herein assume [4.25]% subordination below the Senior Certificates as of the Cut-off Date.

                         Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                         Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                         Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

                         Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                         Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                         Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide(R)                     Computational Materials for
Securities Corporation                    Mortgage Pass-Through Trust 2004-HYB3
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Shifting Interest:       Until the Distribution Date in June 2014, the
                         Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                         Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate
                         Certificates are as follows:

                              June 2004 - May 2014     0% Pro Rata Share
                              June 2014 - May 2015    30% Pro Rata Share
                              June 2015 - May 2016    40% Pro Rata Share
                              June 2016 - May 2017    60% Pro Rata Share
                              June 2017 - May 2018    80% Pro Rata Share
                              June 2018 and after    100% Pro Rata Share

                         Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the Cut-off Date.

                         Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the applicable current senior percentage (i.e., the then current aggregate principal balance of the Group I, Group II and Group III Certificates, as applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Group I, Group II, and Group III Certificates, as applicable, as of the Closing Date, divided by the aggregate principal balance of the mortgage loans in the related Loan Group as of the Cut-off Date), the related Senior Certificates will receive all unscheduled prepayments from the related Loan Group, regardless of any prepayment percentages.

Allocation of
Losses: Any realized losses from a Loan Group, other than excess losses, on the related Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates until the respective class principal balance has been reduced to zero.

                         Excess losses from a Loan Group (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to (a) the related Senior Certificates and (b) the related subordinate component.




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide(R)                     Computational Materials for
Securities Corporation                    Mortgage Pass-Through Trust 2004-HYB3
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Certificates Priority
of Distributions:        Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:

                           1) To the Senior Certificates, from the related Loan Group, accrued and unpaid interest at the related Certificate Interest Rate;

                           2)  Concurrently:

                               (a) to the Group I Certificates, principal
                                   from the related Loan Group*;

                               (b) to the Group II Certificates, principal
                                   from the related Loan Group*;

                               (c) to the Group III Certificates, principal
                                   from the related Loan Group*;

                           3) To the Class M Certificates, accrued and unpaid interest at the related Certificate Interest Rate;

                           4)  To the Class M Certificates, principal;

                           5) To the Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate;

                           6)  To the Class B-1 Certificates, principal;

                           7) To the Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate;

                           8)  To the Class B-2 Certificates, principal;

                           9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and

                           10) To the Residual Certificate, any remaining
                               amount.

                            * Under certain delinquency and loss scenarios (as
                              described in the prospectus supplement), principal from an unrelated Loan Group is used to pay the Senior Certificates related to another Loan Group.

                [Yield Tables and Stipulation Sheet to Follow]









-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide(R)                     Computational Materials for
Securities Corporation                    Mortgage Pass-Through Trust 2004-HYB3
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                              Yield Tables


Class 1-A to Wavg Roll
-------------------------------------------------------------------------------------------------------
    Initial Coupon           3.6418%
-------------------------------------------------------------------------------------------------------
Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

=======================================================================================================
 Yield @ 100-07               3.51       3.48       3.47       3.44       3.39       3.34      3.27
=======================================================================================================
WAL (yr)                      2.74       2.36       2.19       1.86       1.57       1.31      1.07
MDUR (yr)                     2.56       2.22       2.06       1.76       1.48       1.24      1.02
First Prin Pay                4-Jun     4-Jun      4-Jun      4-Jun      4-Jun      4-Jun      4-Jun
Last Prin Pay                Mar-07     Mar-07     Mar-07     Mar-07     Mar-07     Mar-07    Mar-07
-------------------------------------------------------------------------------------------------------

Class 1-A to Maturity
-------------------------------------------------------------------------------------------------------
    Initial Coupon           3.6418%
-------------------------------------------------------------------------------------------------------
Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

=======================================================================================================
 Yield @ 100-07               3.80       3.72       3.68       3.60       3.51       3.42      3.32
=======================================================================================================
WAL (yr)                      17.99      7.17       5.18       3.15       2.15       1.56      1.17
MDUR (yr)                     12.17      5.69       4.32       2.79       1.97       1.46      1.11
First Prin Pay                4-Jun     4-Jun      4-Jun      4-Jun      4-Jun      4-Jun      4-Jun
Last Prin Pay                Apr-34     Apr-34     Apr-34     Apr-34     Apr-34     Apr-34    Apr-34
-------------------------------------------------------------------------------------------------------


Class 2-A to Wavg Roll
-------------------------------------------------------------------------------------------------------
    Initial Coupon           4.1587%
-------------------------------------------------------------------------------------------------------
Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

=======================================================================================================
 Yield @ 99-28                4.17       4.17       4.16       4.15       4.14       4.13      4.11
=======================================================================================================
WAL (yr)                      4.84       3.74       3.29       2.54       1.96       1.52      1.17
MDUR (yr)                     4.29       3.35       2.96       2.31       1.81       1.41      1.10
First Prin Pay               Jun-04     Jun-04     Jun-04     Jun-04     Jun-04     Jun-04    Jun-04
Last Prin Pay                Apr-09     Apr-09     Apr-09     Apr-09     Apr-09     Apr-09    Apr-09
-------------------------------------------------------------------------------------------------------

Class 2-A to Maturity
-------------------------------------------------------------------------------------------------------
    Initial Coupon           4.1587%
-------------------------------------------------------------------------------------------------------
Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

=======================================================================================================
 Yield @ 99-28                3.71       3.87       3.94       4.03       4.08       4.10      4.10
=======================================================================================================
WAL (yr)                      19.10      7.54       5.42       3.26       2.20       1.59      1.19
MDUR (yr)                     12.75      5.82       4.39       2.82       1.98       1.47      1.12
First Prin Pay               Jun-04     Jun-04     Jun-04     Jun-04     Jun-04     Jun-04    Jun-04
Last Prin Pay                Apr-34     Apr-34     Apr-34     Apr-34     Apr-34     Apr-34    Apr-34
-------------------------------------------------------------------------------------------------------

                                      [Stipulation Sheet to Follow]


-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide(R)                     Computational Materials for
Securities Corporation                    Mortgage Pass-Through Trust 2004-HYB3
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




                                        Appendix A

                               SAMPLE POOL CHARACTERISTICS
                                   3/1 HYBRID ARM DEAL

----------------------------------------------------------------------------------------

DELIVERY DESCRIPTION
     Delivery Amount                                                        $130,000,000
     Product                           3/1 1 Yr LIBOR (16.24%) and 3/1 1 Yr CMT (83.76%)
     Delivery Variance                                                            +/- 5%
     Settlement Dates                                                          5/28/2004
     Servicing                                                          Master Servicing

COLLATERAL DETAIL
      Approximate Gross WAC                                                       4.035%
      Approximate Net WAC                                                         3.640%
      Servicing Spread                                                            0.395%
      Gross/Net WAC Variance                                                   +/- 0.125
      Approximate Gross Margin                                                     2.25%
      Gross Margin Variance                                                   +/- 0.125%
      Reset                                            Fixed 3 Years / Annual Thereafter
      Periodic Cap                   2.00% cap at the first adjustment, 2.00% Thereafter
      Lifetime Cap                                                                    6%
      WAM                                                                            358
      Original Term                                                                  360
      Geographic Distribution                                          <= 55% California
      Weighted Average LTV (+/- 3%)                                                < 70%
      Maximum Loan Amount                                                     $1,000,000
      Occupancy                                100% Owner Occupied (Including 2nd Homes)
      Delinquency                                                            All Current
      Approximate Property Types                             92% SFR/PUD, 8% Condo/Other
      Documentation Style                                95% Full/Alt/DU Doc, 5% Reduced
      Loan Purpose                                       Maximum 15% Cash Out Refinances
      Approximate Credit Score                                                 725 +/-10
      Mimimum Credit Score                                                           620
----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT
BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES
CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.





                                        Page A-1



[GRAPHIC OMITTED]Countrywide(R)                     Computational Materials for
Securities Corporation                    Mortgage Pass-Through Trust 2004-HYB3
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------






                                        Appendix A

                               SAMPLE POOL CHARACTERISTICS
                                   5/1 HYBRID ARM DEAL

----------------------------------------------------------------------------------------

DELIVERY DESCRIPTION
     Delivery Amount                                                        $150,000,000
     Product                                                                    5Yr Arms
     Delivery Variance                                                            +/- 5%
     Settlement Dates                                                          5/28/2004
     Servicing                                                          Master Servicing

COLLATERAL DETAIL
      Approximate Gross WAC                                                       4.770%
      Approximate Net WAC                                                         4.160%
      Servicing Spread                                                            0.610%
      Gross/Net WAC Variance                                                   +/- 0.125
      Approximate Gross Margin                                                     2.25%
      Gross Margin Variance                                                   +/- 0.125%
      Reset                                            Fixed 5 Years / Annual Thereafter
      Periodic Cap                   5.00% cap at the first adjustment, 2.00% Thereafter
      Lifetime Cap                                                                    5%
      WAM                                                                            358
      Original Term                                                                  360
      Geographic Distribution                                          <= 73% California
      Weighted Average LTV (+/- 3%)                                                < 75%
      Maximum Loan Amount                                                     $1,500,000
      Occupancy                                 95% Owner Occupied (Including 2nd Homes)
      Delinquency                                                            All Current
      Approximate Property Types                            85% SFR/PUD, 15% Condo/Other
      Documentation Style          65% Full/Alt/DU Doc (Including Preferred Processing),
                                                       35% Reduced(NIV, 3% NINA, Stated)
      Loan Purpose                                       Maximum 20% Cash Out Refinances
      Approximate Credit Score                                                 720 +/-10
      Mimimum Credit Score                                                           620
      Amortization Type                                        Maximum 73% Interest Only
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT
BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES
CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.




                                         Page A-2


